EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Roger R. Hemminghaus and Joseph C. Talley, Chief Executive Officer and Chief Financial Officer, respectively, of Tandy Brands Accessories, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2013	/s/ Roger R. Hemminghaus
Roger R. Hemminghaus Chief Executive Officer (Principal Executive Officer)

/s/ Joseph C. Talley
Joseph C. Talley Chief Financial Officer (Principal Financial Officer)